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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

☒	Current report pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934.

Date of Report
(Date of earliest event reported)

October 4, 2002

CIMAREX ENERGY CO.
(Exact name of registrant as specified in its charter)

A Delaware Corporation	File Number 132-02238

IRS Employer No. 45-0466694

707 Seventeenth Street, Suite 3300
Denver, Colorado 80202
(Address of principal executive offices)

Telephone Number (303) 295-3995
(Registrant's telephone number)

Not applicable
(Former name and address)

ITEM 4.    CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

        The Board of Directors and the Audit Committee of Cimarex Energy Co. approved the dismissal of Ernst & Young LLP as the Company's independent auditors effective October 1, 2002.

        Ernst & Young LLP served as the Company's independent auditor for the fiscal years ended September 30, 2001 and 2000. Ernst & Young's reports on the Company's financial statements for each of the years ended September 30, 2001 and 2000 did not contain an adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. During the two most recent fiscal years of the Company ended September 30, 2001, and the subsequent interim period through October 1, 2002, there were no disagreements with Ernst & Young LLP within the meaning of Instruction 4 of Item 304 of Regulation S-K on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to Ernst & Young's satisfaction would have caused Ernst & Young to make reference to the subject matter of the disagreements in connection with its report. During the term of Ernst & Young's engagement, there were no "reportable events" (as such term is defined in Item 304(a)(1)(v) of Regulation S-K).

        A letter from Ernst & Young addressed to the Securities and Exchange Commission is included as Exhibit 16.1 to this Current Report on Form 8-K.

        The Board of Directors has appointed the firm of KPMG LLP to serve as the Company's independent auditor as of and for the three-month transition period (as such term is defined in Regulation 13A) ended December 31, 2001 and as of and for the year ending December 31, 2002. KPMG LLP's engagement commenced effective October 1, 2002. During the Company's two most recent fiscal years ended September 30, 2001, and the subsequent interim periods through the date of this Report, the Company did not consult with KPMG LLP regarding any of the matters or events set forth in Item 304(a)(2)(i) or (ii) of Regulation S-K.

        As part of the registration process for Cimarex Energy Co., there was discussion between the management of Cimarex Energy Co. and Key Production Company, Inc. and their auditors, Ernst & Young LLP and KPMG LLP, respectively. The discussions related to the initial selection of alternative accounting methods associated with accounting for oil and gas properties. Ernst & Young LLP as Cimarex Energy Co.'s independent auditors and KPMG LLP as Key Production Company Inc.'s independent auditors were each consulted as to the matter and each agreed with the conclusion that the full cost method of accounting is an acceptable alternative for the accounting for oil and gas properties.

ITEM 7.    FINANCIAL STATEMENTS AND EXHIBITS

(c)
Exhibits.

Exhibit	Description
16.1	Letter from Ernst & Young LLP to the Securities and Exchange Commission dated October 1, 2002 pursuant to Item 304(a)(3) of Regulation S-K.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 4, 2002	CIMAREX ENERGY CO.

	By:	/s/ Paul Korus Paul Korus Chief Financial Officer

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  ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT
  ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS
SIGNATURES